UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported) March 4, 2009
E. I. du Pont de Nemours and Company
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	1-815 (Commission File Number)	51-0014090 (I.R.S. Employer Identification No.)
1007 Market Street
Wilmington, Delaware 19898
(Address of principal executive offices)
Registrant’s telephone number, including area code: (302) 774-1000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
     Effective March 4, 2009, the Company amended its Bylaws as follows:
Article I, Section 6 was amended to provide that each director nominee in a non-contested election must be elected by a majority of the votes cast, meaning that the votes cast “for” exceed the votes cast “against.” Previously, the Bylaws provided that all elections be decided by plurality vote. In a contested election, directors will be elected by a plurality of the votes cast; therefore, the director nominees receiving the highest relative number of “for” votes will be elected.
The foregoing description is qualified in its entirety by reference to the text of the amendment to the Company’s Bylaws, which is filed as Exhibit 99 to this report.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     The following exhibits are filed herewith:
99	Text of the amendment to the Company’s Bylaws effective March 4, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E. I. DU PONT DE NEMOURS AND COMPANY (Registrant)
/s/ Barry J. Niziolek
Barry J. Niziolek
Vice President and Controller
March 10, 2009

Exhibit
Number	Description

99	Text of the amendment to the Company’s Bylaws effective March 4, 2009.

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